As filed with the Securities and Exchange
                          Commission on February , 2005
                      Registration Nos. 33-82610; 811-03249


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO. ( )

                       POST-EFFECTIVE AMENDMENT NO. 13 (X)


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940


                              Amendment No. 27 (X)
                                            ---

                        (Check appropriate box or boxes)

                              MAXIM SERIES ACCOUNT
                           (Exact name of Registrant)
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                               (Name of Depositor)
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
        (Address of Depositor's Principal Executive Officers) (Zip Code)

               Depositor's Telephone Number, including Area Code:
                                 (800) 537-2033

                               William T. McCallum
                      President and Chief Executive Officer
                   Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                     (Name and Address of Agent for Service)

                                    Copy to:
                              James F. Jorden, Esq.
                                 Jorden Burt LLP
               1025 Thomas Jefferson Street, N.W., Suite 400 East
                           Washington, D.C. 20007-5208

         It is proposed that this filing will become effective (check appropriate space):

Approximate Date of Proposed Public Offering: Upon the effective date of this Registration Statement


          _____   Immediately upon filing pursuant to paragraph (b)
          _____   On ____, pursuant to paragraph (b)
          _____   60 days after filing pursuant to paragraph (a)(1)
          __X__   On May 2, 2005, pursuant to paragraph (a)(1)


If appropriate, check the following:

          _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: flexible premium deferred variable annuity contracts

                               Maximum Value Plan
        An Individual Flexible Premium Deferred Variable Annuity Contract

                                 Distributed by
                               GWFS Equities, Inc.

                                    Issued by
                   Great-West Life & Annuity Insurance Company

Overview
This prospectus describes the Maximum Value Plan--an individual flexible premium deferred variable annuity contract issued by Great-West Life & Annuity Insurance Company (we, us, Great-West or GWL&A). The Maximum Value Plan provides an annuity insurance contract whose value is based on the investment performance of the Investment Divisions that you select. When you participate in the Maximum Value Plan you are issued a contract, to which we will refer throughout this prospectus as the "Contract."

Who Should Invest
The Contract is designed for investors who are seeking long-term, tax-deferred asset accumulation with a wide range of investment options. The Contract can be used to fund an Individual Retirement Annuity ("Annuity IRA") or for other long-term investment purposes.

Allocating Your Money

You can allocate your money among 20 Investment Divisions of Maxim Series Account ("Series Account"). Each Investment Division invests all of its assets in one of 20 corresponding mutual funds (Eligible Funds). Each Eligible Fund is offered by one of the following fund families: Maxim Series Fund, Inc. or Fidelity Variable Insurance Products Fund . Following is a list of the Eligible
Funds:

Maxim Series Fund, Inc.:

Maxim Money Market Portfolio

Maxim Bond Index Portfolio

Maxim Stock Index Portfolio

Maxim U.S. Government Securities Portfolio

Maxim Index 600 Portfolio

Maxim Ariel Mid-Cap Value Portfolio

Maxim MFS(R) Small-Cap Growth Portfolio

Maxim INVESCO ADR Portfolio

Maxim T. Rowe Price Equity/Income Portfolio

Maxim Loomis-Sayles Bond Portfolio

Maxim Ariel Small-Cap Value Portfolio

Maxim Value Index Portfolio

Maxim Growth Index Portfolio

Maxim T. Rowe Price MidCap Growth

Maxim Aggressive Profile I Portfolio

Maxim Moderately Aggressive Profile I Portfolio

Maxim Moderate Profile I Portfolio

Maxim Moderately Conservative Profile I Portfolio

Maxim Conservative Profile I Portfolio

Fidelity Variable Insurance Products Fund:

Fidelity VIP Contrafund(R) Portfolio

You can also select a fixed option, in which case your money will be allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission.



Payment Options

The Contract offers a variety of annuity payment options. The annuity payment options you select may be payable on a fixed, variable or a combination basis. Under a variable annuity payment option, annuity payments will continue to reflect the investment performance of the Investment Divisions you select. Payments can be guaranteed for your lifetime, your spouse's and/or beneficiaries' lifetime or for a specified period of time, depending on your needs and circumstances.

For more information, please contact:
Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111
800-228-8706


This prospectus presents important information you should read before purchasing the Contract. Please read it carefully and retain it for future reference. You can find more detailed information about the Contract in the Statement of Additional Information (SAI) dated May , 2005, which has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus, which means that it is legally a part of this prospectus. The SAI's table of contents may be found on the last page of this prospectus. The SAI, material incorporated by reference, and other information regarding us, may be obtained without charge by contacting Great-West at the above address or phone number, or, by visiting the Securities and Exchange Commission's Web site at http:\\www.sec.gov.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                 The date of this prospectus is May ____ , 2005.










                     [This space intentionally left blank.]

Table of Contents
Definitions.....................................................................
Key Features of the Contract....................................................
Fee Table.......................................................................
Condensed Financial Information.................................................
Great-West Life & Annuity Insurance Company and the Series Account..............
The Eligible Funds..............................................................
Application and Initial Contributions...........................................
Additional Contributions........................................................
Annuity Account Value...........................................................
Transfers.......................................................................
Market Timing and Excessive Trading.............................................
Automatic Custom Transfers......................................................
Telephone/Internet Transactions.................................................
Cash Withdrawals................................................................
Death Benefit...................................................................
Charges and Deductions..........................................................
Payment Options.................................................................
Annuity Payments................................................................
Federal Tax Matters.............................................................
Assignments or Pledges..........................................................
Distribution of the Contracts...................................................
Voting Rights...................................................................
Rights Reserved by Great-West...................................................
Adding and Discontinuing Investment Divisions...................................
Substitution of Investments.....................................................
Legal Matters...................................................................
Legal Proceedings...............................................................
Available Information...........................................................
Appendix A:  Condensed Financial Information....................................
Appendix B:  Calculation of the Net Investment Factor...........................


This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and if given or made, such other information or representations must not be relied upon.

                  The Contract is not available in all states.



Definitions

Accumulation Period
The period between the Effective Date and the Annuity Commencement Date. During this period, you are contributing money to the Contract.

Accumulation Unit
An accounting measure used to determine your Variable Account Value during the Accumulation Period.

Administrative Offices
The administrative offices of Great-West located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Annuitant
The person named in the application upon whose life the payment of an annuity is based and who will receive annuity payments. Unless you elect otherwise, the Owner will be the Annuitant.

Annuity Commencement Date
The date payments begin under an annuity payment option.

Annuity Account
An account established by us in your name that reflects all of your account activity under the Contract.

Annuity Account Value
The sum of the Variable and Guaranteed Sub-Account Values less any withdrawals, amounts applied to an annuity option, periodic payments, charges deducted under the Contract and any applicable Premium Tax.

Annuity Payment Period
The period beginning on the Annuity Commencement Date during which we make annuity payments.

Annuity Unit
An accounting measure used to determine the amount of each variable annuity payment after the first annuity payment is made.

Automatic Contribution Plan
A plan that allows you to make automatic scheduled Contributions to the Contract. Contributions will be withdrawn from a designated pre-authorized account and automatically credited to your Annuity Account.

Beneficiary
The person(s) you designate to receive any death benefit that may become payable under the Contract.

Contributions
Amounts you pay to purchase a Contract.

Contingent Owner
The person entitled to all rights and benefits under the Contract when the Owner dies, if there is no Joint Owner, as long as the Annuitant is living.

Effective Date
The date on which the initial Contribution is credited to your Annuity Account.

Eligible Fund
A mutual fund in which an Investment Division invests all of its assets.

Guaranteed Account Value
The sum of the values of the Guaranteed Sub-Accounts credited to the Owner under the Annuity Account.

Guaranteed Sub-Account
The sub-division(s) of the Annuity Account to which your account allocations to the fixed-return option are credited. You receive a fixed rate of return on amounts allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission.

Individual Retirement Annuity ("Annuity IRA")
An annuity contract used in a retirement savings program that is intended to satisfy the requirements of Section 408 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

Investment Division
The Series Account is divided into Investment Divisions, one for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Annuity Account Value, which will reflect the investment performance of the corresponding Eligible Funds.

Owner (Joint Owner) or You
The person(s) named in the application that is entitled to exercise all rights and privileges under the Contract. Joint Owners must be husband and wife on the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contract is purchased as an Annuity IRA, the Owner and the Annuitant must be the same individual and no Joint Owner may be named.

Premium Tax
A tax charged by a state or other local governmental authority in connection with your Contract.

Request
Any request either written, by telephone, or electronic that is in a form satisfactory to Great-West and received at our Administrative Offices.

Series Account
The segregated investment account established by Great-West as a separate account named the Maxim Series Account to provide the funding options for the Contract. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and consists of the individual Investment Divisions.

Surrender Charge
A charge you pay upon withdrawing all or a portion of your Annuity Account Value. This charge is assessed as a percentage of the amount withdrawn based on the number of years you have held the Contract.


Surrender Value
The Annuity Account Value less any applicable Surrender Charge on the effective date of the surrender.

Transaction Date
The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next business day. Requests will be processed and the Variable Account Value will be determined on the day that the Contribution or Request is received and the New York Stock Exchange is open for trading. On the day after Thanksgiving, however, you can only submit Requests for transactions by automated voice response unit or by fully automated computer link.

Transfer
When you move your Annuity Account Value between and among the Investment Division(s) and/or the Guaranteed Sub-Account(s).

Valuation Date
A date on which we calculate the value of the Investment Divisions. This calculation is made as of the close of business of the New York Stock Exchange (generally 4:00 p.m. ET). The day after Thanksgiving is a Valuation Date.

Variable Account Value
The total value of your Variable Sub-Accounts. This is based on the amounts you have allocated to the Investment Divisions and will reflect the investment performance of the Eligible Funds, less all applicable charges and taxes.

Variable Sub-Accounts
An account we maintain for you that reflects the value credited to you from an Investment Division.



                     [This space intentionally left blank.]



Key Features of the Contract

Following are some of the key features of the Contract. These topics are discussed in more detail throughout the prospectus, so please be sure to read through it carefully.

How to Invest
You must complete an application and pay by check or through an Automatic Contribution Plan.

The minimum initial Contribution is:
o        $5,000; or
o        $2,000 if an Annuity IRA
The minimum additional Contribution is:
o        $500; or
o        $50 if made via Automatic Contribution Plan

Allocation of Your Contributions
Your initial Contribution and any subsequent Contributions will be allocated to the Investment Divisions based on the instructions you provide in the application. You can change your allocation instructions at any time by Request.

Free Look Period
The Contract provides for a "free look" period that allows you to cancel your Contract generally within 10 days (30 days for replacement policies) of your receipt of the Contract. You can cancel the Contract during the free look period by delivering or mailing the Contract to our Administrative Offices. The cancellation is not effective unless we receive a notice that is postmarked before the end of the free look period. If the Contract is returned, the Contract will be deemed void and all Contributions, less surrenders and withdrawals, will be refunded to you.

A Wide Range of Investment Choices
The Contract gives you an opportunity to select among 20 different Investment Divisions. Each Investment Division invests in shares of an Eligible Fund. The Eligible Funds cover a wide range of investment objectives.

The investment objectives and policies of each Eligible Fund are fully described in the individual fund prospectuses. You can obtain the prospectus for any Eligible Fund by contacting Great-West.

The portion of your Annuity Account Value allocated to an Investment Division will vary with the investment performance of the underlying Eligible Fund. You bear the entire investment risk for all amounts invested in the Investment Division(s). Your Annuity Account Value could be less than the total amount of your Contributions.

Charges and Deductions Under the Contract You pay the following charges under the Contract:

          o    An annual contract maintenance charge

          o    A mortality and expense risk charge

You may also have to pay:
          o A Surrender Charge (if you withdraw Annuity Account Value within 7 years after purchasing the Contract)
          o    A Premium Tax (depending on your state of residence)

In addition, you indirectly pay for management fees and other expenses relating to the Eligible Funds when you allocate your money to the corresponding Investment Division.

Making Transfers
You may Transfer among the Investment Divisions and between the Investment Divisions and the Guaranteed Sub-Account(s) as often as you like prior to the Annuity Commencement Date. There are certain restrictions on Transferring from a Guaranteed Sub-Account to the Investment Divisions, which are more fully described in your Contract.

Full and Partial Withdrawals
You may withdraw all or part of your Annuity Account Value before the earliest of the Annuity Commencement Date or the Annuitant's or your death.

Withdrawals may be taxable, and if made prior to age 59 1/2, subject to an additional 10% early withdrawal penalty federal tax.

There is no limit on the number of withdrawals you can make, however, the withdrawals may be subject to a Surrender Charge.

Payment Options
A wide range of annuity payment options is available to provide flexibility in choosing an annuity payment schedule that meets your needs. Payments may be made on a variable, fixed or combination basis. Under a variable payment arrangement, the annuity payments you receive continue to reflect the performance of the Investment Divisions you select.

Death Benefit
The amount of the death benefit, if payable before the Annuity Commencement Date and before the Owner or Annuitant reaches age 75, will be the greater of: o the Annuity Account Value on the date of death, less any applicable Premium Tax; or
o the sum of Contributions paid, less any withdrawals and periodic payments and any applicable Premium
     Tax.

The amount of death benefit payable before the Annuity Commencement Date, and after the Owner or Annuitant reaches age 75, will be the amount of the Annuity Account Value on the date of death, less any applicable Premium Taxes.

                                    Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or Transfer Annuity Account Value among the Investment Divisions or between the Investment Divisions and the Guaranteed Sub-Account. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

         Sales Load Imposed on Purchases
         (as a percentage of Contributions)                        None

         Maximum Surrender Charge (as a percentage
         of amount surrendered)                                    7%* maximum

         Transfer Fee                                              None

* The Surrender Charge is equal to the percentage of the amount distributed less the "Free Amount" based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

        Contract Years
           Completed                         Surrender Charge
               1                                    7%
               2                                    6%
               3                                    5%
               4                                    4%
               5                                    3%
               6                                    2%
           7 or more                                0%

For more information about the circumstances in which the "Free Amount" may apply, see "Surrender Charges" on page 7 of this prospectus.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

         Annual Contract Maintenance Charge                            $27.00

         Series Account Annual Expenses
         (as an annual percentage of Variable Sub-Account(s) value)

                  Mortality and Expense Risk Charge                      1.25%

                  Account Fees and Expenses                              None

                  Total Series Account Annual Expenses                   1.25%


The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each fund.


Total Annual Eligible Fund Operating Expenses Minimum Maximum (expenses that are deducted from Eligible Fund assets, including management fees, distribution [and/or service] (12b-1) fees, and other expenses) 0.10% xx%(1)





EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Series Account annual expenses, and Eligible Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



(1) If you surrender your Contract at the end of the applicable time period:

1 year            3 years           5 years          10 years

$918              $1363             $1880            $3779



(2) If you annuitize at the end of the applicable time period:

1 year            3 years           5 years          10 years

$274              $881              $1578            $3779


--------
(1) The expenses shown do not reflect any fee waiver or expense reimbursement. The advisors of certain Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If these arrangements are taken into consideration, the expenses shown would be lower. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund's prospectus.


(3) If you do not surrender your Contract:

1 year            3 years  5 years  10 years

$274              $881              $1578            $3779


The Example does not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted from Annuity Account Value upon full surrender, death or annuitization. The example also does not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The fee table and example should not be considered a representation of past or future expenses or charges of the Variable Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Charges and Deductions" on page 8 of this prospectus.

Condensed Financial Information
A table showing selected information concerning Accumulation Units for each Investment Division is attached as Appendix A. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your Annuity Account Value, such as the annual contract maintenance charge. The information in the table is also included in the Series Account's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. To obtain a fuller picture of each Investment Division's finances and performance, you should also review the Series Account's financial statements, which are contained in the SAI.

Great-West Life & Annuity Insurance Company and the Series Account
Great-West Life & Annuity Insurance Company
Great-West is a stock life insurance company originally organized under the laws of the state of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to its current name in 1982. In September of 1990, Great-West re-domesticated and is now organized under the laws of the state of Colorado. Great-West is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Great-West is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and 49 states in the United States.

Great-West is an indirect wholly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is, in turn, a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada. On July 10, 2003, Great-West Lifeco Inc. acquired Canada Life Financial Corporation ("Canada Life"). Canada Life is a Canadian based insurance company with business principally in Canada, the United Kingdom, the United States and Ireland. In the United States, Canada Life sells individual and group insurance and annuity products.

The Series Account
Great-West originally established the Series Account under Kansas law on June 24, 1981. The Series Account now exists under Colorado law as a result of our redomestication. The Series Account consists of the Investment Divisions and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. This registration does not involve supervision of the management of the Series Account or Great-West by the Securities and Exchange Commission.

We do not guarantee the investment performance of the Investment Divisions. The portion of your Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, the Owner bears the full investment risk for all Contributions allocated to the Investment Divisions.

The Series Account and its Investment Divisions are administered and accounted for as part of the general business of Great-West. However, the income, capital gains, or capital losses of each Investment Division are credited to or charged against the assets held in that Investment Division without regard to other income, capital gains or capital losses of any other Investment Division and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contracts are generally corporate obligations of Great-West.

The Series Account currently has 20 Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of one Eligible Fund. If we decide to make additional Investment Divisions available to Owners of the Contracts, we may or may not make them available to you based on our assessment of marketing needs and investment conditions.

The Eligible Funds
Each Eligible Fund is a separate mutual fund having its own investment objectives and policies. The investment performance of one Eligible Fund has no effect on the investment performance of any other Eligible Fund.

Each Eligible Fund is registered with the Securities and Exchange Commission as an open-end management investment company or portfolio thereof. The Securities and Exchange Commission does not supervise the management or the investment practices and policies of any of the Eligible Funds.

Investment advisers that manage publicly traded mutual funds with similar names and investment objectives have established some of the Funds. While some of the Eligible Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Eligible Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Eligible Funds may differ substantially.

The following sets forth the investment objective of each Eligible Fund and summarizes its principal investment strategy:

Maxim Series Fund, Inc.
Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.

Maxim Bond Index Portfolio seeks investment results, before fees, that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index (the "Lehman Index"). The Eligible Fund uses a sampling technique designed to give the portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on future contracts.

Maxim Stock Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise Standard & Poor's (S&P) 500 Composite Stock Price Index and the S&P Mid-Cap Index, weighted according to their respective pro-rata shares of the market.1 The Eligible Fund seeks to own the securities contained in the benchmark indexes in as close as possible a proportion as each stock's weight in the benchmark indexes. This may be accomplished through ownership of all stocks in the benchmark indexes and/or through a combination of stock ownership and owning futures contracts on the benchmark indexes and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark indexes.

Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities.

Maxim Index 600 Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P Small-Cap 600 Stock Index.(1) The Eligible Fund

--------
(1) Standard & Poor's, S&P 500 Composite Index, S&P Mid-Cap Index, S&P Small-Cap 600 Stock Index, S&P/BARRA (1)Value Index and S&P/BARRA Growth Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Maxim Series Fund, Inc. and Great-West Life & Annuity Insurance Company. The Eligible Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of using any index.



seeks to own the securities contained in the benchmark index in as close as possible proportion as each stock's weight in the benchmark index. This may be accomplished through ownership of all stocks in the benchmark index and/or through a combination of stock ownership and owning futures contracts on the benchmark index and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark index.

Maxim Ariel Mid-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small, medium, or medium/large capitalization equitables of the Frank Russell U.S. equity universe at the time of purchase and which are believed to be undervalued but demonstrate a strong potential for growth. In this connection, the Eligible Fund may focus on issuers with market capitalizations between approximately $200 million and $10 billion at the time of purchase. The Eligible Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Eligible Fund will not invest in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy or manufacture of equipment to produce nuclear energy.


Maxim MFS(R) Small-Cap Growth Portfolio seeks to achieve long-term capital growth. Under normal circumstances, this Eligible Fund will invest in at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or less at the time of initial purchase. This Eligible Fund may also invest up to 20% in equity securities of companies with market capitalizations in excess of $2.5 billion.


Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital preservation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. It may also invest up to 20% in preferred stocks, convertible preferred stocks, or foreign securities and up to 35% in below investment grade quality ("high yield/high risk" or "junk") bonds.

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small or medium/small capitalization quintiles of the Frank Russell U.S. equity universe at the time of purchase. This Eligible Fund will emphasize small companies that are believed to be undervalued but demonstrate a strong potential for growth, focusing on issuers with market capitalizations under $2 billion at the time of purchase. The Eligible Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Eligible Fund will not invest in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

Maxim Value Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P/BARRA Value Index. The S&P/BARRA Value Index is a widely recognized, unmanaged index that is comprised of the stocks representing half of the total market value of the S&P 500 with the lowest price-to-book value ratios. The Eligible Fund seeks to own the securities contained in the benchmark index in as close as possible proportion as each stock's weight in the benchmark index. This may be accomplished through ownership of all stocks in the benchmark index and/or through a combination of stock ownership and owning futures contracts on the benchmark index and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark index.

Maxim Growth Index Portfolio seeks investment results that, before fees, track the total return of the common stocks that comprise the S&P/BARRA Growth Index. The S&P/BARRA Growth Index is a widely recognized, unmanaged index that is comprised of stocks representing half of the total market value of the S&P 500 with the highest price-to-book value ratios. The Eligible Fund seeks to own the securities contained in the benchmark index in as close as possible proportion as each stock's weight in the benchmark index. This may be accomplished through ownership of all stocks in the benchmark index and/or through a combination of stock ownership and owning futures contracts on the benchmark index and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark index.


Maxim T. Rowe Price MidCap Growth Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in the S&P 400 MidCap Index or the Russell MidCap Growth Index (approximately $xx million to $xx billion as of January 31,
2005), emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company.


Maxim Profile Portfolios
Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments, and, to a lesser degree, emphasizing fixed income investments.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and to a lesser degree equity investments

Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

Fidelity Variable Insurance Products Fund
Fidelity VIP Contrafund(R) Portfolio seeks long-term capital appreciation by investing primarily in common stocks. The Fund invests in securities of companies whose value it believes is not fully recognized by the public. This strategy can lead to investments in domestic or foreign issuers. Fidelity Management and Research Company may invest in either "growth" stocks or "value" stocks or both.


Eligible Fund Investment Advisers

Maxim Series Fund, Inc. is advised by GW Capital Management, LLC (doing business as Maxim Capital Management, LLC ("MCM")), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West.

Fidelity Management & Research Company is the adviser to Fidelity Variable Insurance Products Fund. Fidelity Management & Research Company is located at 2 Devonshire Street, Boston, Massachusetts 02109.

Maxim Series Fund Sub-Advisers

Maxim Series Fund currently operates under a manager-of-managers structure under an order issued from the Securities and Exchange Commission, which permits MCM, without shareholder approval, to hire sub-advisers to manage the investment and reinvestment of the assets of a number of Maxim Series Fund, Inc. portfolios. These sub-advisers are subject to the review and supervision of MCM and the board of directors of Maxim Series Fund, Inc.

Ariel Capital Management, LLC ("Ariel") is the sub-adviser to the Maxim Ariel Mid-Cap Portfolio and the Maxim Ariel Small-Cap Value Portfolio. Ariel is located at 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601.

BNY Investment Advisors ("BNY") is the sub-adviser to the Maxim Stock Index, Maxim Index 600, Maxim Value Index and Maxim Growth Index Portfolios. BNY is located at One Wall Street, New York, New York 10286. BNY began management of these and other Maxim Series Fund portfolios on April 1, 2003.

INVESCO Global Asset Management (N.A.), Inc. is the sub-adviser to the Maxim INVESCO ADR Portfolio. INVESCO Global Asset Management (N.A.), Inc. is located at 1315 Peachtree Street, Atlanta, Georgia 30309.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-adviser to the Maxim Loomis-Sayles Bond Portfolio. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111.


Massachusetts Financial Services Company ("MFS") is the sub-adviser to the Maxim MFS(R) Small-Cap Growth Portfolio. MFS(R) is located at 500 Boylston Street, Boston, Massachusetts 02116.



T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-adviser to the Maxim
T. Rowe Price Equity/Income Portfolio and the Maxim T. Rowe Price MidCap Growth Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. It is a wholly owned subsidiary of the T. Rowe Price Group, Inc.




Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund advisers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated investment objectives.

Reinvestment
All dividend and capital gain distributions made by an Eligible Fund will be automatically reinvested in shares of the Eligible Fund on the date of the distribution.

Where to Find More Information About the Eligible Funds
Additional information about the Eligible Funds can be found in the current prospectuses for the Eligible Funds, which can be obtained by calling Great-West at 800-228-8706, or by writing to Great-West's Administrative Offices. The Eligible Funds' prospectuses should be read carefully before you make a decision to invest in an Investment Division.

Application and Initial Contributions
The first step to purchasing the Contract is to fill out your application. When you submit it, you must make your initial Contribution of:

o        $5,000; or
o        $2,000 if an Annuity IRA

All Contributions should be made by check (payable to Great-West) or via an Automatic Contribution Plan.

An Automatic Contribution Plan allows you to make automatic scheduled Contributions. Contributions will be withdrawn from a designated pre-authorized bank account and automatically credited to your Annuity Account.

If your application is complete and your check for the initial Contribution is included (or you have made your initial Contribution via the Automatic Contribution Plan), your Contract will be issued. Your initial Contribution will be credited within two business days after receipt at Great-West's Administrative Offices. Acceptance is subject to our receiving sufficient information in a form acceptable to us and we reserve the right to reject any application or Contribution.

If your application is incomplete, Great-West will contact you by telephone to obtain the required information. If your application remains incomplete for five business days, we will return to you the application and the initial Contribution unless you consent to our retaining the initial Contribution and crediting it as soon as we have your completed application.

During the 10-day (or longer where required by law) free look period you may cancel your Contract. During the free look period, all Contributions will be allocated according to your written allocation instructions as specified in the application.

Any returned Contracts will be deemed void and all Contributions received, less any withdrawals, will be refunded to you.

If you exercise the free look privilege, you must return the Contract to Great-West's Administrative Offices. We must receive it in person or postmarked prior to the end of the free look period.

Additional Contributions
You can make additional Contributions at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least:

o        $500; or
o        $50 if made via an Automatic Contribution Plan.

You may make total Contributions in excess of $1,000,000 with our prior approval.

Great-West reserves the right to modify the limitations set forth in this section.

Annuity Account Value
Before the Annuity Commencement Date, your Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts.

Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution to an Investment Division by that Investment Division's Accumulation Unit value. We determine the Accumulation Unit value on each Valuation Date.

We calculate each Investment Division's Accumulation Unit value at the end of each valuation period by multiplying the value of that unit at the end of the prior valuation period by the Investment Division's net investment factor for the valuation period. The formula used to calculate the net investment factor is set forth in Appendix B. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.

The value of an Investment Division's assets is determined at the end of each Valuation Date. A valuation period is the period between two successive Valuation Dates. On the day after Thanksgiving, transactions submitted other than by KeyTalk(R), or through the Internet will not be processed.

Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the net investment factor referred to above.



Transfers
In General
Prior to the Annuity Commencement Date you may Transfer all or part of your Annuity Account Value among and between the Variable and Guaranteed Sub-Accounts by telephone, by sending a Request to Great-West's Administrative offices, by calling KeyTalk(R) - the voice response unit at 1-800-701-8255, or through the Internet at http://www.gwrs.com.

Your Request must specify:
o     the amounts being Transferred,
o     the Investment Division(s) or Guaranteed Sub-Account(s) from which the

Transfer is to be made, and o the Investment Division(s) or Guaranteed Sub-Account(s) that will receive the Transfer. If Great-West receives a Transfer Request within 30 days of the Annuity Commencement Date, Great-West may delay the Annuity Commencement Date by up to 30 days.

Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make. There is no charge for Transfers.

A Transfer will be effective on the Transaction Date.

A Transfer from the Guaranteed Sub-Account shall be subject to any limitations or charges set forth in the Contract.

Possible Restrictions
We reserve the right, without prior notice, to modify, restrict, suspend or eliminate the Transfer privileges (including telephone and Internet Transfers) at any time. Transfer restrictions may be necessary to protect investors from the negative effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund operating expenses that must be borne by you.

Although you are permitted to make Transfers by telephone or via the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to request that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.

Market Timing & Excessive Trading

The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the underlying Eligible Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of an Eligible Fund's portfolio securities and the reflection of that change in the Eligible Fund's share price. In addition, frequent or unusually large transfers may harm performance by increasing Eligible Fund expenses and disrupting Eligible Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Eligible Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Eligible Funds to monitor for such activity. If an Eligible Fund believes such activity has occurred, we will scrutinize the Owner's activity and request a determination from the Eligible Fund as to whether such activity constitutes improper trading. If the Eligible Fund determines that the activity constitutes improper trading, we will contact the Owner in writing to request that the Owner stop market timing and/or excessive trading immediately. We will then provide a subsequent report of the Owner's trading activity to the Eligible Fund. If, based on the report, the Eligible Fund determines that the Owner has not ceased improper trading, upon the request of the Eligible Fund, we will inform the Owner in writing that the the Owner will be restricted to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written request mailed to GWL&A through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, voice response unit, or the call center. Once the U.S. Mail Restriction has been in place for one hundred eighty
(180) days, the restricted Owner may request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the individual acknowledges the potentially harmful effects of improper trading on Eligible Funds and other investors, represents that no further improper trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the individual

Not all market timing or excessive trading transfer activity can be prevented, however, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Eligible Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that the management of the Eligible Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Eligible Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Fund should describe any such policies and procedures. The frequent trading policies and procedures of an Eligible Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Eligible Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, an Eligible Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Eligible Funds that would be affected by the transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Eligible Funds are generally subject to acceptance by the Eligible Fund, and in some cases an Eligible Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Eligible Fund is not accepted by, or is reversed by, an applicable Eligible Fund.

You should note that other insurance companies and retirement plans may also invest in the Eligible Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Eligible Funds' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Eligible Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Eligible Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Eligible Funds. In addition, if an Eligible Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from Owner engaged in frequent transfer activity, the Eligible Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by Eligible Funds.


Automatic Custom Transfers
Dollar Cost Averaging
You may arrange for systematic Transfers from any Investment Division to any other Investment Division. These systematic Transfers may be used to Transfer values from the Maxim Money Market Investment Division to other Investment Divisions as par of a dollar cost averaging strategy. It does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is lower and fewer units when the price is higher. Over time, your average cost per unit may be more or less than if you invested all your money at one time.

You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Transaction Date you select, one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using dollar cost averaging.

If there are insufficient funds in the Maxim Money Market Investment Division on the date that your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in that Investment Division. Dollar cost averaging will terminate automatically when you start taking payments from the annuity.

Dollar cost averaging Transfers must meet the following conditions:

o The minimum amount that can be Transferred out of an Investment Division is $100 per month.

o You must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) the percent of the dollar amount to be allocated to each Investment Division into which you are Transferring money.

You may terminate dollar cost averaging at any time.

Great-West reserves the right to modify, suspend or terminate dollar cost averaging at any time and for any reason.

Rebalancer
Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Divisions, your asset allocation percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.

If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using rebalancer.

On a rebalancing Transaction Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions at any time by Request. Rebalancer will terminate automatically when you start taking payments from the annuity.

Rebalancer Transfers must meet the following conditions:

o    Your entire Variable Account Value must be included.

o You must specify the percentage of your Variable Account Value you would like allocated to each Investment Division and the frequency of rebalancing. You may modify the allocations or stop rebalancer at any time, by Request.

You may not participate in dollar cost averaging and rebalancer at the same time. Great-West reserves the right to modify, suspend, or terminate the rebalancer option at any time and for any reason.

Telephone/Internet Transactions
You may make Transfer Requests by telephone by using KeyTalk(R), or via the Internet at http://www.gwrs.com.

We will use reasonable procedures in monitoring and accepting Transfer Requests such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Telephone instructions we reasonably believe to be genuine will be your financial responsibility.

We reserve the right to suspend these privileges at any time, for some or all Contracts, and for any reason. Withdrawals are not permitted by telephone.

Cash Withdrawals
You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to Great-West's Administrative Offices. Withdrawals are subject to the rules below, and federal and state tax laws may also apply. The amount payable to you if you withdraw all of your Annuity Account Value is your Annuity Account Value, less any applicable Surrender Charge on the effective date of the withdrawal (and any applicable Premium Tax).

The following terms apply to withdrawals:

o    No withdrawals may be made after the Annuity Commencement Date.
o If you Request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount Requested (and any applicable Surrender Charge).
o Partial withdrawals are unlimited. However, you must specify the Variable and/or Guaranteed Sub-Account(s) from which the withdrawal is to be made, otherwise your Request will not be processed.
o If your remaining Annuity Account Value, after any partial withdrawal, is less than $2,000, then we may, at our discretion require you to withdraw the entire amount.
o If a partial withdrawal is made within 30 days prior to the Annuity Commencement Date, we may delay the Annuity Commencement Date by 30 days.
o Proceeds will generally be paid in one lump sum within 7 days of the Transaction Date, though payment of proceeds may be delayed for a period in excess of 7 days as permitted by the 1940 Act.

Withdrawal Requests must be in writing. If your instructions aren't clear, your Request will be denied and your withdrawal will not be processed.

After a withdrawal of all of your total Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable. If your Annuity Account Value exceeds your investment in the Contract, then you may be subject to income tax on withdrawals made from your Annuity Account. Additionally, the Internal Revenue Code states that a 10% penalty tax may be imposed on the taxable portions of certain early withdrawals.

The Internal Revenue Code generally requires us to withhold federal income tax from withdrawals and report the withdrawals to the Internal Revenue Service ("IRS"). However, you will be entitled to elect, in writing, not to have tax withholding apply unless withholding is mandatory for your Contract. Withholding applies to the portion of the withdrawal that is included in your income and subject to federal income tax. The tax withholding rate is 10% of the taxable amount of the withdrawal. Some states also require withholding for state income taxes.

If you are interested in this Contract as an Annuity IRA, please refer to
Section 408 of the Internal Revenue Code for limitations and restrictions on cash withdrawals.

Death Benefit
Death Benefit Payments--After Annuity Commencement Date
If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, payments will continue to the Beneficiary under the payment option applicable to the Annuitant on the Annuitant's date of death. The Beneficiary cannot change the method of distribution in effect on the date of the Annuitant's death or elect a new payment option.

Death Benefit Payments--Before Annuity Commencement Date
If the Owner of the Contract or the named Annuitant dies before the Annuity Commencement Date, a death benefit may be payable. The rules applicable in various circumstances are described below.

Death of Owner-Annuitant Before the Annuity Commencement Date
If an Owner-Annuitant dies before the Annuity Commencement Date, and if the surviving spouse of the Owner-Annuitant is the sole Beneficiary, then the surviving spouse will become the new Owner and Annuitant and the Contract will continue in force. If the Owner-Annuitant dies before the Annuity Commencement Date and the surviving spouse of the Owner-Annuitant is not the sole Beneficiary, then Great-West will pay the death benefit under the Contract to the Beneficiary.

Death of Non-Annuitant Owner Before the Annuity Commencement Date
If the Owner of the Contract who is not the Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit described under the Contract as follows:

         (a) First, to the surviving Joint Owner.
         (b) If there is no surviving Joint Owner, then to the Contingent Owner.
         (c) If there is no Contingent Owner, then to the Annuitant.

If the Owner's surviving spouse is the person entitled to receive benefits upon the Owner's death, the surviving spouse shall be treated as the Owner and will be allowed to continue the Contract.

Death of Non-Owner Annuitant Before the Annuity Commencement Date
If a Non-Owner Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit under the Contract to the Beneficiary.


Death Benefit Computation and Procedure
If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date and before reaching age 75, the death benefit will be the greater of:

     o the Annuity Account Value as of the date of death, less any applicable Premium Tax; or
     o the sum of Contributions paid, less partial withdrawals and periodic payments, less any applicable Premium Tax.

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date, but after reaching age 75, the death benefit will be the Annuity Account Value as of the date of death, less any applicable Premium Tax. No Surrender Charge will apply to the amounts payable to a Beneficiary.

The death benefit proceeds payable to a Beneficiary will remain invested in accordance with the allocation instruction given by the Owner until either:

     o    new allocation instructions are requested by the Beneficiary; or
     o    the death benefit is actually paid to the Beneficiary

The death benefit will become payable following receipt by Great-West of the Beneficiary's request. Unless otherwise specified by the Owner prior to the Annuitant's death, the Beneficiary may elect, within 60 days after proceeds are payable, to receive:

     o    payment in a single sum; or
     o    payment under any of the payment options provided under the Contract.

Any payment of benefits under the Contract must satisfy the requirements of the Internal Revenue Code and any other applicable federal or state laws, rules or regulations. All distributions of death benefits upon a Non-Annuitant Owner's death from a contract purchased on a non-tax qualified basis ("Non-Qualified Contract") before the Annuity Commencement Date (or upon the death of a Non-Owner Annuitant if the Owner is a non-individual entity, such as a trust or estate) must be made pursuant to IRC ss.72(s). These requirements are met if the entire amount is paid on or before December 31 of the year containing the fifth anniversary of the Owner's death. This rule, called the 5-year rule, always applies to payments due to non-individual entities. However, if the person entitled to receive payments required under IRC ss.72(s) is an individual, the 5-year rule will not apply if an election is made to begin taking substantially equal periodic payments no later than one year after the Owner's death. Payments may be paid over a period not exceeding the life or life expectancy of such person. Distributions made to a Beneficiary upon the Owner's death from an Annuity IRA must be made pursuant to IRC ss.401(a)(9).


Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, unless you indicate otherwise, they will share equally in any death benefit payable.

You may, at any time, while the Annuitant is living, change the Beneficiary by Request. A change of Beneficiary will take effect as of the date the Request is processed by Great-West's Administrative Offices, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payment or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, we will pay the death benefit proceeds to the Owner's estate.

Charges and Deductions
No amounts will be initially directly deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested based on your allocation instructions.

You pay the following charges under the Contract:

o    An annual contract maintenance charge, and
o    a mortality and expense risk charge.

You may also pay:

o a Surrender Charge (only for withdrawals within the first 7 Contract years), and
o deductions for Premium Tax (only if applicable depending on your state of residence).

You also indirectly bear the expenses of the Eligible Funds.

Annual Contract Maintenance Charge
Prior to the Annuity Commencement Date, you will pay a $27 annual contract maintenance charge from your Annuity Account Value. This charge partially covers our costs for administering the Contracts and the Series Account.

The annual contract maintenance charge is deducted on a proportionate basis from all your Variable and Guaranteed Sub-Accounts.


Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge from your Variable Sub-Account(s) for our assumption of certain mortality and expense risks under the Contract.

o The mortality risks assumed by us arise from our contractual obligations to make annuity payments determined in accordance with the Contract.

o The expense risk assumed is the risk that our actual expenses in administering the Contract and the Series Account will be greater than anticipated.

This is a daily charge equal to an effective annual rate of 1.25% of the value of your Variable Sub-Account(s). We guarantee that this charge will never increase beyond 1.25%.

The mortality and expense risk charge is reflected in the unit values of the Variable Sub-Accounts. This charge will continue to be applicable should you choose a variable annuity payment option or a periodic payment option.

Premium Tax
We may be required to pay state Premium Taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we will deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Annuity Commencement Date or to a death benefit.

The applicable Premium Tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by the respective state legislatures, by administrative interpretations or by judicial acts. Such Premium Taxes will depend, among other things, on the state of residence of the Owner and the insurance laws, tax laws and status of Great-West in these states when Premium Taxes are incurred.

Surrender Charge
We deduct a Surrender Charge for certain partial or total withdrawals. For total withdrawals, the Surrender Charge will cause the amount received to be less than the amount requested for withdrawal. A Surrender Charge "Free Amount" may be applied in some circumstances.

o The Surrender Charge "Free Amount" is an amount against which the Surrender Charge will not be assessed.
o The Free Amount is equal to 10% of the Annuity Account Value as of December 31 of the previous calendar year.
o    Only one Free Amount is available in each calendar year.
o The Free Amount will be applied to the first withdrawal made in each year. If the Free Amount is not exhausted with the first withdrawal any remainder is lost for that year.

We will not deduct the Surrender Charge in the following instances:

o    you Request an annuity option with a payment period of at least 36 months;
     or
o you Request a periodic payment option (in accordance with the applicable periodic payment restrictions); or
o the withdrawal is due to a medical condition requiring your confinement to an eligible nursing home for 90 consecutive days.

The Surrender Charge is equal to the percentage of the amount distributed less the Free Amount based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

   Contract Years Completed       Percentage of Distribution
               1                              7%
               2                              6%
               3                              5%
               4                              4%
               5                              3%
               6                              2%
               7                              0%

Expenses of the Eligible Funds
The net asset value of the Eligible Funds reflects the deduction of the Eligible Funds' fees and deductions. You bear these costs indirectly when you allocate to an Investment Division.

Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.

Payment Options
Periodic Payments
You may request that all or part of the Annuity Account Value be applied to a periodic payment option.

In requesting periodic payments, you must elect:

o    The payment frequency of either 12-, 6-, 3- or 1-month intervals
o    A payment amount--a minimum of $50 is required
o    The calendar day of the month on which payments will be made
o    One payment option
o The allocation of payments from the Variable and/or Guaranteed Sub-Account(s) as follows: 1) Prorate the amount to be paid across all Variable and Guaranteed Sub-Accounts in proportion to the assets in each sub-account; or 2) Select the Investment Division(s)from which payments will be made. Once the Investment Division(s) have been depleted, Great-West will automatically prorate the remaining payments unless you Request the selection of another Investment Division(s).

While periodic payments are being received:

o You may continue to exercise all contractual rights that are available prior to electing a payment option, except that no Contributions may be made.
o You may keep the same investment options as were in force before periodic payments began.
o    Charges and fees under the Contract continue to apply.
o The Surrender Charge does not apply to the periodic payments. However, if a partial withdrawal is made during the time you participate in periodic payments, a Surrender Charge and other Contract charges, as applicable, will be deducted and the Free Amount will not apply.

Periodic payments will cease on the earlier of:

o the date the amount elected to be paid under the option selected has been reduced to zero.
o    the Annuity Account Value is zero.
o    You Request that withdrawals stop.
o    You or the Annuitant dies.

Periodic Payment Options
If you choose to receive payments from your Contract through periodic payments, you must select from the following payment options.

Option 1--Income for a specified period (at least 36 months)
You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose.

Option 2--Income of a specified amount (at least 36 months)
You elect the dollar amount of the payments. Based on the amount elected, the duration may vary.

Option 3--Interest Only
The payments will be based on the amount of the interest credited to the Guaranteed Sub-Account(s) between each payment. Available only if 100% of the Annuity Account Value is invested in the Guaranteed Sub-Account.

Option 4--Minimum distribution
If you are using this Contract as an Annuity IRA, you may Request minimum distributions as specified under Internal Revenue Code Section 401(a)(9).

Option 5--Any Other Form (at least 36 months)
Any other form of periodic payment that is acceptable to Great-West.

If periodic payments cease, you may resume making Contributions, at which time the Surrender Charge Free Amount will be in effect. However, we may limit the number of times you may restart a periodic payment program.

Periodic payments made for any purpose may be taxable, subject to withholding and to the 10% penalty tax. IRAs are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. A competent tax adviser should be consulted before a periodic payment option is Requested.

Annuity Payments
Annuity Commencement Date
You choose the date you'd like annuity payments to start when you purchase the Contract. Endorsements, or applicable law, may control the Annuity Commencement Date and options available for IRAs.

Under the Contract, there is no required Annuity Commencement Date. The Annuity Commencement Date is the date specified as such on the application.

The Annuity Commencement Date may be changed by the Owner, or by the Beneficiary upon the death of the Owner, upon Request received by GWL&A at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, GWL&A may delay the date elected by not more than 30 days.

Under the Individual Retirement Annuity Endorsement (if the Contract is used to fund an Annuity IRA), the Annuity Commencement Date must, to avoid the imposition of an excise tax, not be later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2.

You may change your Annuity Commencement Date at any time prior to 30 days before an Annuity Commencement Date you already selected. If you have not elected a payment option within 30 days of the Annuity Commencement Date, the portion of your Annuity Account Value held in the Guaranteed Sub-Account(s) will be paid out as a fixed life annuity with a guarantee period of 20 years. The Annuity Account Value held in the Variable Sub-Account(s) will be paid out as a variable life annuity with a guarantee period of 20 years

Under the Internal Revenue Code, a Contract purchased and used in connection with an Individual Retirement Account is subject to complex "minimum distribution" requirements. Minimum distribution requirements require distributions to begin under such a plan by a specific date, and that the entire interest must be distributed within certain specified periods. The application of the minimum distribution requirements varies according to your age and other circumstances. If you're using this annuity as an Annuity IRA, you should consider consulting a competent tax adviser regarding the application of the minimum distribution requirements.

Annuity Payment Options
You can choose your annuity payment option either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before an Annuity Commencement Date you previously selected.

The amount to be paid out is the Annuity Account Value on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payment option is $2,000. If your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a cash withdrawal.

Payments to be made under the annuity payment option you select must be at least $50. We reserve the right to make payments using the most frequent payment interval that produces a payment of at least $50. The maximum amount that may be applied under any payment option is $1,000,000, unless prior approval is obtained from us.

For annuity options involving life income, the actual age and/or sex of the Annuitant will affect the amount of each payment. We reserve the right to ask for satisfactory proof of the Annuitant's age. We may delay annuity payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, we may deduct the difference with interest from the next payment or payments. If payments were too small, we may add the difference with interest to the next payment. This interest is at an annual effective rate that will not be less than a guaranteed interest rate.

Option 1--Income of specified amount
(Available as fixed payments only)
The amount applied under this option may be paid in equal annual, semi-annual, quarterly or monthly installments in the dollar amount elected for not more than 240 months.

Option 2--Income for a specified period
(Available as fixed payments only)
Payments are paid annually, semi-annually, quarterly or monthly, as elected, for a selected number of years not to exceed 240 months.

Option 3--Life annuity with guaranteed period
This option provides annual, semi-annual, quarterly or monthly payments during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years. This option is available on either a variable or fixed dollar payment basis.

Option 4--Life annuity
This option provides for annual, semi-annual, quarterly or monthly payments during the lifetime of the Annuitant. The annuity terminates with the last payment due prior to the death of the Annuitant. Since no minimum number of payments is guaranteed, this option may offer the maximum level of monthly payments. It is possible that only one payment may be made if the Annuitant died before the date on which the second payment is due. This option is available on either a variable or fixed dollar payment basis.

Option 5 - Any other form
Any other form of fixed or variable annuity payment that is acceptable to Great-West.

Variable Annuity Payment Provisions
Amount of first payment
The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub-Account on the 5th Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed interest return ("AIR") of 5%.

Annuity units
The number of Annuity Units paid for each Variable Sub-Account is determined by dividing the amount of the first monthly payment by its Annuity Unit Value on the 5th Valuation Date preceding the date the first payment is due. The number of Annuity Units used to calculate each payment for a Variable Sub-Account remains fixed during the Annuity Payment Period.

Amount of payments after the first payment
After the first payment, future payments will vary depending upon the investment experience of the Variable Sub-Accounts. Your payments will increase in amount over time if the Investment Division(s) you select earn more than 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than 5% AIR. The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the 5th Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.

Calculation of Fixed Annuity Payments
The amount of each annuity payment under a fixed annuity option is fixed and guaranteed by GWL&A. On the Annuity Commencement Date, the Annuity Account Value held in the Guaranteed Sub-Accounts, less Premium Tax, if any, is computed and that portion of the Annuity Account Value that will be applied to the fixed annuity option selected is determined. The amount of the first monthly payment under the fixed annuity option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply to the annuity option selected. The dollar amounts of any fixed annuity payments will not vary during the entire period of annuity payments and are determined according to the provisions of the annuity option selected.

Transfers after the Annuity Commencement Date
Once annuity payments have begun, no Transfers may be made from a fixed annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may continue to be made among the Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.

Other restrictions
Once payments start under the annuity payment option you select:

o    no changes can be made in the annuity form,
o    no additional Contributions will be accepted under the Contract, and
o no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain Contracts). State income tax withholding may also apply. Please see "Federal Tax Matters" for details.

Federal Tax Matters
Seek Tax Advice

The discussion below of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the recipient of the distribution. A competent tax adviser should be consulted for further information.


Introduction

The following discussion is a general description of the federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax adviser before initiating any transaction.


This discussion is based upon our understanding of the present federal income tax laws as the IRS currently interprets them. We make no representation as to the likelihood of the continuation of the present federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with IRAs ("Annuity IRA"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to you, the Annuitant, or the Beneficiary, may depend on the type of Contract, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing an Annuity IRA and receiving distributions from an Annuity IRA in order to continue receiving favorable tax treatment. As a result, purchasers of Annuity IRAs should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that an Annuity IRA is purchased with proceeds and/or Contributions that qualify for the intended special federal income tax treatment.

Taxation of Annuities
In General
Section 72 of the Internal Revenue Code governs the taxation of the Contracts. You, as a "natural person" will not generally be taxed on increases (if any) in the value of your Annuity Account Value until a distribution of all or part of the Annuity Account Value occurs (for example, a withdrawal or an annuity payment under an annuity payment form). However, an assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value of a Non-Qualified Contract will be treated as a withdrawal of such portion. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income. An Annuity IRA may not be assigned as collateral.

As a general rule, if the Non-Qualified Contract is owned by an entity that is not a natural person (e.g., a corporation), the Contract will not be treated as an annuity contract for federal tax purposes (other than for purposes of the taxation of life insurance companies). Such an Owner generally must include in income any increase in the excess of the Annuity Account Value over the "investment in the Contract" (discussed below) during each taxable year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person.

The rule also does not apply in the following circumstances:

o    Where the Contract is acquired by the estate of a decedent.
o    Where the Contract is an Annuity IRA.
o Where the Contract is a qualified funding asset for a structured settlement.
o Where the Contract is purchased on behalf of an employee upon termination of a qualified plan.
o    Where the Contract is an immediate annuity.

If you are a non-natural person, you may wish to discuss these matters with a competent tax adviser.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals
In the case of a withdrawal under a Non-Qualified Contract, partial withdrawals, including periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent the Annuity Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. The "investment in the Contract" generally equals the amount of any nondeductible Contributions paid by or on behalf of any individual less any withdrawals that were excluded from income. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the Contract." The taxable portion of any annuity payment is taxed at ordinary income tax rates.

In the case of a withdrawal under an Annuity IRA, including withdrawals under the periodic payment option, a portion of the amount received may be non-taxable. The amount of the non-taxable portion is generally determined by the ratio of the "investment in the Contract" to the individual's Annuity Account Value. Special tax rules may be available for certain distributions from an Annuity IRA.

Annuity payments
Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Annuity Account Value exceeds an allocable portion of the "investment in the Contract" will be taxed. Once the "investment in the Contract" has been fully recovered, the full amount of any additional annuity payments is taxable. If the annuity payments stop as a result of an Annuitant's death before full recovery of the "investment in the Contract," you should consult a competent tax adviser regarding the deductibility of the unrecovered amount.

Penalty tax
For distributions from a Non-Qualified Contract, there may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

o    Made on or after the date on which the Owner attains age 59 1/2,
o Made as a result of the death or disability of the Owner under the Contract,
o Received in substantially equal periodic payments (at least annually) for your life expectancy or the joint life expectancies of you and the Beneficiary,
o    Received under an immediate annuity.

Other exceptions may apply to distributions from a Non-Qualified Contract. Similar exceptions from the penalty tax on distributions are provided for distributions from an Annuity IRA. For more details regarding this penalty tax and other exceptions that may be applicable, consult a competent tax adviser.

Taxation of death benefit proceeds
Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows:

o If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above; however, the Surrender Charge will not apply.
o If distributed under an annuity form, they are taxed in the same manner as annuity payments, as described above.

Distribution at death
In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:

1. If you die on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the remainder of your interest will be distributed on the same or on a more rapid schedule than that provided for in the method in effect on the date of your death.
2. If you die before annuity payments start, your entire interest must generally be distributed within five years after the date of your death. If payable to an individual Beneficiary, the distributions may be paid over the life of that individual Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payments start within one year of your death. If the sole designated Beneficiary is your spouse, the Contract may be continued in force in the name of your spouse.

If the Owner is not an individual, then for purposes of the distribution at death rules, the primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the primary Annuitant is treated as the death of the Owner.

Distributions made to a Beneficiary upon the Owner's death from an Annuity IRA must be made pursuant to the rules in Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder.

Diversification of Investments
For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Investment Divisions must be "adequately diversified" in accordance with Treasury Department Regulations. The diversification requirements do not apply to Annuity IRAs. If the Series Account or an Investment Division failed to comply with the diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the Contributions to the Contract.

Although Great-West may not control the investments of the Investment Divisions or the Eligible Funds, it expects that the Investment Divisions and the Eligible Funds will comply with such regulations so that the Investment Divisions and Eligible Funds will be considered "adequately diversified." Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or an Investment Division to be deemed to be adequately diversified.

Owner Control
In connection with its issuance of temporary and proposed regulations under
Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Contract would result in you being treated as the Owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the Owner of a pro rata share of the assets of the Contract.

Transfers, assignments or exchanges
A transfer of ownership of a Contract, the designation of an Annuitant or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this prospectus. If you are contemplating any of these types of changes, you should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that are issued by Great-West (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution. You should consult a tax adviser before purchasing more than one Contract.

Withholding
Non-Qualified Annuity Contract and Annuity IRA distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 exchanges
Internal Revenue Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, contracts issued in an exchange for another annuity contract are treated as new contracts for purposes of the penalty and distribution at death rules. Prospective Owners wishing to take advantage of a Section 1035 exchange should consult their tax adviser.

Individual Retirement Annuities
Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Also, certain kinds of distributions from certain types of qualified and non-qualified retirement plans may be "rolled over" to an Annuity IRA following the rules set out in the Internal Revenue Code. If you purchase this Contract as an Annuity IRA, you will be provided with supplemental information and you have the right to revoke your purchase within seven days of purchasing the Annuity IRA.

If a Contract is an Annuity IRA you must be the Annuitant and the Owner. In addition, if a Contract is an Annuity IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. You should consult your tax adviser concerning these matters.

Various tax penalties may apply to Contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions. The Contract will be amended as necessary to conform to the requirements of the Internal Revenue Code if there is a change in the law. Purchasers should seek competent advice as to the suitability of the Contract for use as an Annuity IRA.

When you make your initial Contribution, you must specify whether you are purchasing a Non-Qualified Contract or an Annuity IRA. If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information with regard to the federal income tax status of the previous annuity contract.

We will require that you purchase separate Contracts if you want to invest monies qualifying for different annuity tax treatment under the Internal Revenue Code. For each separate Contract you will need to make the required minimum initial Contribution. Additional Contributions under the Contract must qualify for the same federal income tax treatment as the initial Contribution. We will not accept an additional Contribution under a Contract if the federal income tax treatment of the Contribution would be different from the initial Contribution.

Assignments or Pledges
Generally, rights in the Non-Qualified Contract may be assigned or pledged for loans at any time during the life of the Annuitant, however, if the Contract is an Annuity IRA, you may not assign the Contract as collateral.

If a non-qualified Annuity IRA is assigned, the interest of the assignee has priority over you and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to our Administrative Offices. Any assignment is subject to any action taken or payment made by Great-West before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.

If any portion of the Annuity Account Value is assigned or pledged for a loan, it will be treated as a withdrawal as discussed above under "Taxation of Annuities." Please consult a competent tax adviser for further information.

Distribution of the Contracts

GWFS Equities, Inc. ("GWFS") is the principal underwriter and distributor of the Contracts. GWFS is a wholly owned subsidiary of Great-West and is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone 800-228-8706.


The maximum commission as a percentage of the Contributions made under a Contract payable to GWFS representatives is 4.0%.

Voting Rights
To the extent required by applicable law, Great-West will vote all Eligible Fund shares held in the Series Account at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from Owners who have allocated Annuity Account Value to the corresponding Investment Division(s). If, however, the 1940 Act or any regulation should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest. The number of votes that are available to you will be calculated separately for each of your Investment Divisions. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. You hold a voting interest in each Investment Division to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payments are made.

Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds. Shares for which we do not receive timely instructions and shares held by us as to which Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Owners have no voting rights in Great-West.

Rights Reserved by Great-West
We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only as permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

o To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.
o To Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to add, combine or remove Investment Divisions of the Series Account.
o To substitute, for the Eligible Fund shares in any Investment Division, the shares of another Eligible Fund or any other investment permitted by law.
o To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
o To change the time or time of day at which a Valuation Date is deemed to have ended.
o To make any other necessary technical changes in the Contract in order to conform to any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges that we have guaranteed.
o    To reject any application for any reason.

With respect to amounts allocated to the Series Account, payment of any amount due upon a total or partial withdrawal, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received. However, the determination, application or payment of any death benefit, transfer, partial or total withdrawal or annuity payment may be deferred to the extent dependent on Accumulation or Annuity Unit values, for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for Great-West to determine the investment experience, of such Accumulation or Annuity Units or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.


Since some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, other affected insurance companies and we are required to take any necessary steps to resolve the matter, including stopping our separate accounts from investing in the Eligible Funds. See the Eligible Funds' prospectuses for more details.

Adding and Discontinuing Investment Divisions
We may, upon 30 days written notice to you, direct that you may not make any future Contributions or Transfers to a particular Investment Division or Guaranteed Sub-Account.

When we inform you that we are discontinuing an Investment Division or Guaranteed Sub-Account to which you are allocating Contributions, we will ask that you promptly submit alternative allocation instructions. If we do not receive your changed allocation instructions, we may return all affected Contributions or allocate those Contributions as indicated in the written notice provided to you. Contributions and Transfers you make to a discontinued Investment Division or Guaranteed Sub-Account before the effective date of the notice may be kept in those Investment Divisions or Guaranteed Sub-Accounts.

If we determine to make new Investment Divisions available under the Contracts, in our sole discretion we may or may not make those new Investment Divisions available to you.

Substitution of Investments
When we determine to discontinue an Investment Division, in our sole discretion, we may substitute shares of another mutual fund for the shares of the corresponding Eligible Fund. No substitution may take place without prior approval of the Securities and Exchange Commission, and prior notice to you.

Legal Matters
Jorden Burt LLP has provided advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract.

Legal Proceedings
There are no pending legal proceedings that would have an adverse effect on the Series Account or GWFS Equities, Inc., the principal underwriter of the Contracts. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Available Information
We have filed a registration statement ("Registration Statement") with the Securities and Exchange Commission under the 1933 Act and the 1940 Act relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Reference is made to the Registration Statement and exhibits for further information relating to the Contracts and us. Statements contained in this prospectus, regarding the content of the Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed as exhibits to the Registration Statement. The Registration Statement and its exhibits may be inspected and copied at the public reference room of the Securities and Exchange Commission located at 450 Fifth Street, NW, Washington, D.C.


The Statement of Additional Information contains more specific information relating to the Series Account and Great-West, such as:

o    Custodian and Independent Auditors

o    Underwriter

o    Financial Statements




                                         APPENDIX A

                               CONDENSED FINANCIAL INFORMATION
                             Selected Data for Accumulation Units
                              Outstanding Throughout Each Period
                              For the Periods Ended December 31

--------------------- --------- ----------- ----------- ----------- --------- --------- ---------- ----------- --------- -----------
Investment Division     2004       2003        2002        2001       2000      1999      1998        1997       1996       1995
--------------------- --------- ----------- ----------- ----------- --------- --------- ---------- ----------- --------- -----------
MAXIM STOCK INDEX a
Value at beginning              $18.56      $ 24.07     $  27.60    $  30.35  $  25.67  $  20.50   $  15.70    $  13.05  $   9.74
of period
Value at end of                 $23.53      $ 18.56     $  24.07    $  27.60  $  30.35  $  25.67   $  20.50    $  15.70  $  13.05
period
Number of                       105,025     107,411     137,794     156,654   124,499   154,519    169,289     130,996   17,200
accumulation units
outstanding at end
of period
--------------------- --------- ----------- ----------- ----------- --------- --------- ---------- ----------- --------- -----------
MAXIM ARIEL MID-CAP
VALUEa
Value at beginning              $24.83      $ 28.18     $  24.15    $  20.60  $  20.80  $  15.75   $  14.12    $  13.49  $  10.80
of period
Value at end of                 $31.78      $ 24.83     $  28.18    $  24.15  $  20.60  $  20.80   $  15.75    $  14.12  $  13.49
period
Number of                       28,088      27,764      30,078      29,343    51,895    52,202     49,565      83,399    24,467
accumulation units
outstanding at end
of period
--------------------- --------- ----------- ----------- ----------- --------- --------- ---------- ----------- --------- -----------
MAXIM  INDEX 600 a
Value at beginning              $16.94      $  20.24    $  19.37    $  17.79  $  16.10  $  16.57   $  13.87    $  12.18  $   9.77
of period
Value at end of                 $23.11      $ 16.94     $  20.24    $  19.37  $  17.79  $  16.10   $  16.57    $  13.87  $  12.18
period
Number of                       16,092      13,926      17,208      18,670    20,517    19,021     14,918      10,976    2,706
accumulation units
outstanding at end
of period
--------------------- --------- ----------- ----------- ----------- --------- --------- ---------- ----------- --------- -----------
                                          APPENDIX A

                               CONDENSED FINANCIAL INFORMATION
                             Selected Data for Accumulation Units
                              Outstanding Throughout Each Period
                              For the Periods Ended December 31

--------------------- --------- ----------- ----------- ----------- --------- --------- ---------- ----------- --------- -----------
Investment Division     2004       2003        2002        2001       2000      1999      1998        1997       1996       1995
--------------------- --------- ----------- ----------- ----------- --------- --------- ---------- ----------- --------- -----------
MAXIM LOOMIS-SAYLES
BOND f
Value at beginning              $17.73      $ 16.16     $  15.96    $  15.45  $  14.91  $  14.60   $  13.12    $  12.03  $  10.00
of period
Value at end of                 $22.78      $ 17.73     $  16.16    $  15.96  $  15.45  $  14.91   $  14.60    $  13.12  $  12.03
period
Number of                       14,064      14,888      52,542      56,967    60,769    77,918     23,403      12,487       799
accumulation units
outstanding at end
of period
--------------------- --------- ----------- ----------- ----------- --------- --------- ---------- ----------- --------- -----------
MAXIM INVESCO ADR b
Value at beginning              $12.37      $ 14.42     $  17.50    $  19.72  $  16.28  $  14.90   $  13.46    $  11.25  $  10.00
of period
Value at end of                 $16.04      $12.37      $  14.42    $  17.50  $  19.72  $  16.28   $  14.90    $  13.46  $  11.25
period
Number of                       20,146      16,951      20,956      23,147    27,044    35,311     31,948      15,133       2,623
accumulation units
outstanding at end
of period
--------------------- --------- ----------- ----------- ----------- --------- --------- ---------- ----------- --------- -----------
MAXIM MFS(R)
SMALL-CAP GROWTH  b
Value at beginning                          $ 26.26     $  34.47    $  39.84  $  22.31  $  19.21   $  16.39    $  13.09  $  10.00
of period
Value at end of                             $ 17.90     $  26.26    $  34.47  $  39.84  $  22.31   $  19.21    $  16.39  $  13.09
period
Number of                                   25,685      38,392      46,875    34,724    44,666     44,397      33,994       4,511
accumulation units
outstanding at end
of period
--------------------- --------- ----------- ----------- ----------- --------- --------- ---------- ----------- --------- -----------
                                          APPENDIX A
                               CONDENSED FINANCIAL INFORMATION
                             Selected Data for Accumulation Units
                              Outstanding Throughout Each Period
                           For the Periods Ended December 31, 2003

--------------------- --------- ----------- ----------- ----------- --------- --------- ---------- ----------- --------- -----------
Investment Division     2004       2003        2002        2001       2000      1999      1998        1997       1996       1995
--------------------- --------- ----------- ----------- ----------- --------- --------- ---------- ----------- --------- -----------
MAXIM MONEY MARKET e
Value at beginning              $12.68      $ 12.66     $  12.36    $  11.80  $  11.40  $  10.97   $  10.55    $  10.17  $  10.00
of period
Value at end of                 $12.61      $ 12.68     $  12.66    $  12.36  $  11.80  $  11.40   $  10.97    $  10.55  $  10.17
period
Number of                       97,844      110,458     112,573     85,500    278,853   72,950     55,510      30,071     15,499
accumulation units
outstanding at end
of period
--------------------- --------- ----------- ----------- ----------- --------- --------- ---------- ----------- --------- -----------
  Investment Division      2004        2003      2002       2001        2000       1999        1998        1997        1996
------------------------ ---------- ----------- -------- ----------- ----------- ---------- ----------- ----------- ----------------
MAXIM ARIEL SMALL-CAP
VALUE d
Value at beginning of               $22.45      $ 24.25  $  21.24    $  16.98    $  18.25   $  17.07    $  13.51    $  11.60
period
Value at end of period              $28.65      $ 22.45  $  24.25    $  21.24    $  16.98   $  18.25    $  17.07    $  13.51
Number of accumulation              7,607       10,923   6,514       2,879       5,405      5,611       3,046       1,551
units outstanding at
end of period
------------------------ ---------- ----------- -------- ----------- ----------- ---------- ----------- ----------- -----------
MAXIM T. ROWE PRICE
EQUITY/INCOME b
Value at beginning of               $20.45      $ 23.84  $  23.75    $  21.30    $  20.86   $  19.39    $  15.24    $  12.92
period
Value at end of period              $25.39      $ 20.45  $  23.84    $  23.75    $  21.30   $  20.86    $  19.39    $  15.24
Number of accumulation              46,571      43,736   50,304      55,601      75,493     88,484      106,469     67,415
units outstanding at
end of period
------------------------ ---------- ----------- -------- ----------- ----------- ---------- ----------- ----------- -----------
MAXIM U.S. GOVERNMENT
SECURITIES c
Value at beginning of               $16.06      $ 14.81  $  14.01    $  12.83    $  12.95   $  12.23    $  11.41    $  11.12
period
Value at end of period              $16.27      $ 16.06  $  14.81    $  14.01    $  12.83   $  12.95    $  12.23    $  11.41
Number of accumulation              19,264      21,503   14,175      10,223      22,422     28,453      12,346      15,784
units outstanding at
end of period
------------------------ ---------- ----------- -------- ----------- ----------- ---------- ----------- ----------- -----------
                                          APPENDIX A
                               CONDENSED FINANCIAL INFORMATION
                             Selected Data for Accumulation Units
                              Outstanding Throughout Each Period
                           For the Periods Ended December 31, 2003

------------------------ ---------- ----------- -------- ------------ --------- ----------- -----------
Investment Division      2004       2003        2002     2001         2000      1999        1998
------------------------ ---------- ----------- -------- ------------ --------- ----------- -----------
MAXIM GROWTH INDEXh
Value at beginning of               $8.50       $ 11.33  $  13.21     $  17.23  $  13.75    $  10.00
period
Value at end of period              $10.48      $ 8.50   $  11.33     $  13.21  $  17.23    $  13.75
Number of accumulation              37,227      45,398   57,981       64,917    26,778      45,896
units outstanding at
end of period
------------------------ ---------- ----------- -------- ------------ --------- ----------- -----------
MAXIM VALUE INDEXh
Value at beginning of               $8.97       $ 11.57  $  13.37     $  12.85  $  11.68    $  10.00
period
Value at end of period              $11.56      $ 8.97   $  11.57     $  13.37  $  12.85    $  11.68
Number of accumulation              23,749      10,694   12,263       12,491    2,992         1,678
units outstanding at
end of period
------------------------ ---------- ----------- -------- ------------ --------- ----------- -----------
MAXIM T.ROWE PRICE
MIDCAP GROWTHh
Value at beginning of               $12.19      $ 15.82  $  16.21     $  15.29  $  12.42    $  10.00
period
Value at end of period              $16.59      $ 12.19  $  15.82     $  16.21  $  15.29    $  12.42
Number of accumulation              23,154      24,170   36,668       39,552    10,285      10,161
units outstanding at
end of period
------------------------ ---------- ----------- -------- ------------ --------- ----------- -----------
MAXIM BOND INDEXj
------------------------
------------------------
Value at beginning of
period
------------------------
------------------------
Value at end of period
------------------------
------------------------
Number of accumulation
units outstanding at
end of period
------------------------ ---------- ----------- -------- ------------ --------- ----------- -----------
                                          APPENDIX A
                               CONDENSED FINANCIAL INFORMATION
                             Selected Data for Accumulation Units
                              Outstanding Throughout Each Period
                           For the Periods Ended December 31, 2003

---------------------------------------------- ------------- -------------- ------------- ------------- -------------- -------------
             Investment Division                   2004          2003           2002          2001          2000           1999
---------------------------------------------- ------------- -------------- ------------- ------------- -------------- -------------
MAXIM AGGRESSIVE PROFILE Ih
Value at beginning of period                                     $9.51        $ 11.69       $ 12.56        $ 13.65       $ 11.35
Value at end of period                                          $12.27         $ 9.51       $ 11.69        $ 12.56       $ 13.65
Number of accumulation units outstanding at                      3,427         4,426         6,176          6,417         6,019
end of period
---------------------------------------------- ------------- -------------- ------------- ------------- -------------- -------------
MAXIM MODERATELY AGGRESSIVE PROFILE Ih
Value at beginning of period                                    $10.34        $ 11.91       $ 12.64        $ 13.38       $ 11.10
Value at end of period                                          $12.66        $ 10.34       $ 11.91        $ 12.64       $ 13.38
Number of accumulation units outstanding at                     16,962         13,911        37,412        30,244         32,080
end of period
---------------------------------------------- ------------- -------------- ------------- ------------- -------------- -------------
MAXIM MODERATE PROFILE Ih
Value at beginning of period                                    $10.67        $ 11.81       $ 12.30        $ 12.63       $ 10.98
Value at end of period                                          $12.66        $ 10.67       $ 11.81        $ 12.30       $ 12.63
Number of accumulation units outstanding at                     44,389         24,329        24,656        23,877         29,200
end of period
---------------------------------------------- ------------- -------------- ------------- ------------- -------------- -------------
MAXIM MODERATELY CONSERVATIVE PROFILE Ih
Value at beginning of period                                    $10.44        $ 11.17       $ 11.34        $ 11.54       $ 10.79
Value at end of period                                          $12.01        $ 10.44       $ 11.17        $ 11.34       $ 11.54
Number of accumulation units outstanding at                      2,852          877          4,173          5,753         5,942
end of period
---------------------------------------------- ------------- -------------- ------------- ------------- -------------- -------------
MAXIM CONSERVATIVE PROFILE Ih
Value at beginning of period                                    $11.47        $ 11.69       $ 11.51        $ 11.01       $ 10.63
Value at end of period                                          $12.61        $ 11.47       $ 11.69        $ 11.51       $ 11.01
Number of accumulation units outstanding at                      3,012         2,011         8,012         10,796         17,411
end of period
---------------------------------------------- ------------- -------------- ------------- ------------- -------------- -------------
FIDELITY VIP CONTRAFUNDk
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at
end of period
---------------------------------------------- ------------- -------------- ------------- ------------- -------------- -------------

        KEY
Current Accumulation Unit Values can be obtained by calling GWL&A toll-free at 1-800-523-4106 a The Investment Division commenced operations under this contract on September 19, 1994, at a unit value of $10.00
b The Investment Division commenced operations under this contract on January 6, 1995, at a unit value of $10.00.
c The Investment Division first commenced operations under this contract on January 18, 1995, at a unit value of $10.00.
d The Investment Division commenced operations under this contract on March 9, 1995, at a unit value of $10.00.
e The Investment Division commenced operations under this contract on August 4, 1995, at a unit value of $10.00.
f The Investment Division commenced operations under this contract on August 8, 1995, at a unit value of $10.00.
g The Investment Division commenced operations under this contract on October 1, 1996, at a unit value of $10.00.
h The Investment Division commenced operations under this contract on January 15, 1998, at a unit value of $10.00.
i The Investment Division commenced operations under this contract on November 12, 1998, at a unit value of $10.00.
j The Investment Division commenced operations under this contract on
k The Investment Division commenced operations under this contract on






              APPENDIX B - CALCULATION OF THE NET INVESTMENT FACTOR

     The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a) is the net result of:

     (i) the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period, plus

     (ii)the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus

     (iii) a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by GWL&A to have resulted from the investment operations of the Variable Sub-Account; and

(b) is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period, and

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to an annual rate of 1.25%.

         The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged.

     The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflect the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.





                              MAXIM SERIES ACCOUNT

             Individual Flexible Premium Variable Annuity Contracts


                                    issued by


                   Great-West Life & Annuity Insurance Company
                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111
                            Telephone: (800) 228-8706





                       STATEMENT OF ADDITIONAL INFORMATION






         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May , 2005, which is available without charge by contacting Great-West Life & Annuity Insurance Company ("GWL&A") at the above address or at the above telephone number.





                                   May , 2005





                                TABLE OF CONTENTS


                                                                                                               Page
CUSTODIAN AND INDEPENDENT AUDITORS..............................................................................B-3
UNDERWRITER.....................................................................................................B-3
FINANCIAL STATEMENTS............................................................................................B-5




                       CUSTODIAN AND INDEPENDENT AUDITORS


         A.       Custodian

         The assets of Maxim Series Account (the "Series Account") are held by GWL&A. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of GWL&A. GWL&A maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to The Great-West Life Assurance Company ("Great-West") in the amount of $50 million (Canadian), per occurrence, which covers all officers and employees of GWL&A.


         B.       Independent Auditors

         The accounting firm of Deloitte & Touche LLP performs certain auditing services for GWL&A and the Series Account. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202-3942.


         The consolidated balance sheets and the related consolidated statements of income, stockholers' equity, and cash flows of GWL&A as of December 31, 2003 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003, as well as the financial statements of the Series Account as of December 31, 2003 and for the years ended December 31, 2003 and 2002, which are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their reports appearing herein and are included in reliance upon such reports given upon such firm as experts in accounting and auditing.



                                   UNDERWRITER


         The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. ("GWFS"), a wholly owned subsidiary of GWL&A. Prior to 1996, the Contracts were offered through an affiliate of GWL&A. GWFS received commissions paid by GWL&A in the amount of $xxx for 2004, $0.00 for 2003 and $0.00 for 2002.



                              FINANCIAL STATEMENTS

         The consolidated financial statements of GWL&A as contained herein should be considered only as bearing upon GWL&A's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Contract Owners under the Contracts are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.





                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY



                            To be filed by amendment








                              MAXIM SERIES ACCOUNT


                            To be filed by amendment

                                     PART C
                                OTHER INFORMATION


Item 24.     Financial Statements and Exhibits

             (a)      Financial Statements


         The consolidated balance sheets of GWL&A as of December 31, 2003 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004, as well as the financial statements of the Series Account as of December 31, 2004 for the years ended December 31, 2003 and 2004, are to be filed by amendment.



             (b)    Exhibits

                    (1) Copy of resolution of Board of Directors of Depositor establishing Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed April 27, 2001.

                    (2)  Not Applicable


                    (3) Underwriting Agreement between GWL&A and GWFS Equities, Inc. (formerly, BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant's Pre- Effective Amendment No. 1 (File No.
                         333-44839) filed August 14, 1998.

                    (4) Form of variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 (File No. 2-73879) on its Form S-6 filed March 10, 1982. Form of variable annuity contract currently being offered by Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed April 27, 2001.

                    (5) Form of application used with variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 (File No. 2-73879) on Form S-6 filed March 10, 1982. Form of application used with variable annuity contract currently is incorporated by reference to Registrant's Post Effective Amendment No. 8 on Form N-4 (File No. 811-03249) filed April 27, 2001.


                    (6) Copies of Articles of Incorporation and Bylaws of Depositor are incorporated by reference to Pre-Effective Amendment No. 2 to the Depositor's Registration Statement on Form S-1 (File No. 333-01173) filed on October 29, 1996.

                    (7)  Not Applicable

                    (8)  Not Applicable

                    (9) Copy of opinion of counsel for contracts no longer being offered by Registrant are incorporated by reference to Registrant's Post-Effective Amendment No. 14 to its Registration Statement on Form N-4 (File No. 2-73879) filed April 30, 1987. Copy of opinion of counsel for contracts currently being offered by Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8 (File No. 33-82610) filed April 27, 2001.


                    (10) (a) Written Consent of Jorden Burt LLP to be filed
                         by amendment.

                         (b) Written Consent of Deloitte & Touche LLP to be filed by amendment.


..
                    (11) Not Applicable

                    (12) Not Applicable


Item 25.     Directors and Officers of the Depositor

                                                                                   Positions and Offices
Name                          Principal Business Address                           with Depositor
----                          --------------------------                           ----------------
James Balog                   2205 North Southwinds Boulevard, Apt. 307            Director
                              Vero Beach, Florida 32963

James W. Burns, O.C.                   (7)                                         Director

Orest T. Dackow                        (3)                                         Director

Andre Desmarais                        (4)                                         Director

Paul Desmarais, Jr.                    (4)                                         Director

Robert Gratton                         (5)                                         Chairman

Kevin P. Kavanagh, C.M.                (1)                                         Director

William Mackness              696 Whitehaven Crescent                              Director
                              London, Ontario N6G 4V4

William T. McCallum                    (3)                                         Director, President and
                                                                                   Chief Executive Officer

Jerry E.A. Nickerson          H.B. Nickerson & Sons Limited                        Director
                              P.O. Box 130
                              255 Commercial Street
                              North Sydney, Nova Scotia B2A 3M2

David A. Nield                330 University Ave. Director
                              Toronto, Ontario M5G 1R8
                              Canada

Michel Plessis-Belair, F.C.A.          (4)                                         Director

Brian E. Walsh                QVan Capital, LLC                                    Director
                              1 Dock Street, 4th Floor
                              Stamford, Connecticut 06902

S. Mark Corbett                        (3)                                         Senior Vice-President,
                                                                                   Investments

Glen R. Derback                        (3)                                         Senior Vice-President and
                                                                                   Controller


                                                                                   Positions and Offices
Name                          Principal Business Address                           with Depositor

John R. Gabbert                        (2)                                         Senior Vice President,
                                                                                   Employee Benefits
                                                                                   Chief Information Officer

Donna A. Goldin                        (2)                                         Senior Vice-President
                                                                                   Operations

Mitchell T.G. Graye                    (3)                                         Executive Vice-President,
                                                                                   Chief Financial Officer

Wayne Hoffmann                         (3)                                         Senior Vice-President,
                                                                                   Investments


D. Craig Lennox                        (6)                                         Senior Vice-President,
                                                                                   General Counsel and
                                                                                   Secretary

James L. McCallen                      (3)                                         Senior Vice-President and
                                                                                   Actuary

Graham R. McDonald                     (3)                                         Senior Vice-President,
                                                                                   Corporate Finance and
                                                                                   Investment Operations

Charles P. Nelson                      (3)                                         President,
                                                                                   BenefitsCorp, Inc.

Deborah L. Origer                      (2)                                         Senior Vice-President,
                                                                                   Healthcare Markets

Martin Rosenbaum                       (2)                                         Senior Vice-President,
                                                                                   Employee Benefits

Richard F. Rivers                      (2)                                         Executive Vice President,
                                                                                   Employee Benefits

Gregory E. Seller                      (3)                                         Senior Vice-President,
                                                                                   BenefitsCorp
                                                                                   Government Markets

Robert K. Shaw                         (3)                                         Senior Vice-President,
                                                                                   Individual Markets

Mark Stadler                           (2)                                         Senior Vice President,
                                                                                   National and Mid Markets

Douglas L. Stefanson                   (2)                                         Senior Vice-President,
                                                                                   Healthcare Underwriting

George D. Webb                         (3)                                         Senior Vice-President,
                                                                                   P/NP Operations


                                                                                   Positions and Offices
Name                          Principal Business Address                           with Depositor

Douglas L. Wooden                      (3)                                         Executive Vice-President,
                                                                                   Financial Services


(1) 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2) 8505 East Orchard Road, Greenwood Village, Colorado 80111.
(3) 8515 East Orchard Road, Greenwood Village, Colorado 80111.
(4) Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada     H2Y 2J3.
(5) Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada     H2Y 2J3.
(6) 8525 East Orchard Road, Greenwood Village, Colorado 80111.
(7) Power Corporation of Canada, 1 Lombard Place, 26th Floor, Winnipeg, Manitoba, Canada R3B 0X5


Item 26.           Persons controlled by or under common control with the Depositor or Registrant
                   ------------------------------------------------------------------------------
(State/Country of Organization) - Nature of Business

Power Corporation of Canada (Canada) - Holding and Management Company
   100.0%  - 2795957 Canada Inc. (Canada) - Holding Company

       100.0%  - 171263 Canada Inc. (Canada) - Holding Company
           66.4%  - Power Financial Corporation (Canada) - Holding Company
                74.9%  - Great-West Lifeco Inc. (Canada) - Holding Company
                   100.0% - GWL&A Financial (Canada) Inc. (Canada) - Holding Company

                       100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) - Holding Company
                         100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
                         100.0% - Great-West Life & Annuity Insurance Company (Colorado) - Life and Health Insurance Company
                                  100.0%  - First Great-West Life & Annuity Insurance Company (New York) - Life and
                                            Health Insurance Company
                                  100.0%  - Advised Assets Group, LLC (Colorado) - Investment Adviser
                                  100.0%  - Alta Health & Life Insurance Company (Indiana) - Life and Health Insurance
                                            Company
                                            100.0%  - Alta Agency, Inc. (New York) - Insurance Agency
                                  100.0%  - BenefitsCorp, Inc. (Delaware) - Insurance Agency

                                            100.0%  - GWFS Equities, Inc. (Delaware) - Securities Broker/Dealer
                                            100.0%  - BenefitsCorp of Wyoming, Inc. (Wyoming) - Insurance Agency

                                  100.0%  - Canada Life Insurance Company of America (Michigan) - Life and Health
                                            Insurance Company
                                            100.0%  - Canada Life of America Financial Services, Inc. (Georgia) - Securities
                                            Broker/Dealer
                                  100.0%  - Canada Life Insurance Company of New York (New York) - Life and Health
                                            Insurance Company
                                  100.0%  - National Plan Coordinators of Delaware, Inc. (Delaware) - Third Party
                                            Administrator

                                            100.0%  - NPC Securities, Inc. (California) - Securities Broker/Dealer
                                            100.0%  - NPC Administrative Services Corporation (Delaware) - Third Party
                                                      Administrator
                                            100.0%  - P.C. Enrollment Services & Insurance Brokerage, Inc. (Massachusetts)

                                                      - Insurance Agency


                                  100.0%  - EMJAY Corporation (Wisconsin) - Third Party Administrator
                                            100.0% - EMJAY Retirement Plan Services, Inc. (Wisconsin) - Third Party Administrator

                                  100.0%  - Great-West Healthcare Holdings, Inc. (Colorado) - Holding Company
                                            100.0%  - Great-West Healthcare, Inc. (Vermont) - Network contracting, development and management
                                                      100.0%  - Great-West Healthcare of Arizona, Inc. (Arizona) - Health Care
                                                                Services Organization
                                                      100.0%  - Great-West Healthcare of California, Inc. (California) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Colorado, Inc. (Colorado) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Florida, Inc. (Florida) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Georgia, Inc.(Georgia) - Health Maintenance
                                                                Organization
                                                      100.0%  - Great-West Healthcare of Illinois, Inc. (Illinois) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Indiana, Inc.(Indiana) - Health Maintenance
                                                                Organization
                                                      100.0%  - Great-West Healthcare of Kansas/Missouri, Inc. (Kansas) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Massachusetts, Inc. (Massachusetts) -
                                                                Health Maintenance Organization
                                                      100.0%  - Great-West Healthcare of New Jersey, Inc. (New Jersey) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of North Carolina, Inc. (North Carolina) -
                                                                Health Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Ohio, Inc. (Ohio) -
                                                                Health Insuring Corporation
                                                      100.0%  - Great-West Healthcare of Oregon, Inc. (Oregon) -
                                                                Health Care Service Contractors
                                                      100.0%  - Great-West Healthcare of Pennsylvania, Inc. (Pennsylvania) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Tennessee, Inc. (Tennessee) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Texas, Inc. (Texas) - Health Maintenance
                                                                Organization
                                                      100.0%  - Great-West Healthcare of Washington, Inc. (Washington) -
                                                                Health Care Service Contractors
                                                      100.0%  - One Orchard Equities, Inc. (Colorado) - Securities Broker/Dealer
                                            100.0%  - Financial Administrative Services Corporation (Colorado) - Third Party
                                                      Administrator
                                            100.0%  - GWL Properties, Inc. (Colorado) - Real Property Corporation
                                                      50.0%  - Westkin Properties Ltd. (California) - Real Property Corporation
                                            100.0%  - Great-West Benefit Services, Inc.(Delaware) - Leasing Company

                                             90.3%  - Maxim Series Fund, Inc. (Maryland) - Investment Company
                                            100.0%  - GW Capital Management, LLC (Colorado) - Investment Adviser

                                                      100.0%  - Orchard Capital Management, LLC (Colorado) - Investment Adviser
                                                      100.0%  - Greenwood Investments, LLC (Colorado) - Securities Broker/Dealer

                                            100.0%  - Orchard Trust Company, LLC (Colorado) - Trust Company
                                             31.2%  - BFM Holdings, LLC (Delaware) - Holding Company


Item 27.     Number of Owners


             As of March 31, 2005, there were xxx Owners. xxx of the Owners are qualified, while the other xx Owners are non-qualified.


Item 28.     Indemnification

             Provisions exist under the Colorado Business Corporation Act and the Bylaws of GWL&A whereby GWL&A may indemnify a director, officer, or controlling person of GWL&A against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

                        Colorado Business Corporation Act

    Article 109 - INDEMNIFICATION

    Section 7-109-101.  Definitions.

As used in this Article:

             (1) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

             (2) "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of or to hold any similar position with, another domestic or foreign corporation or other person or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

             (3) "Expenses" includes counsel fees.

             (4) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

             (5) "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

             (6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

             (7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

    Section 7-109-102.  Authority to indemnify directors.

             (1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

                      (a) The person conducted himself or herself in good faith;
                          and
                      (b) The person reasonably believed:

                         (I) In the case of conduct in an official capacity with
the corporation, that his or her conduct was in the corporation's best interests; and

                         (II) In all other cases, that his or her conduct
was at least not opposed to the corporation's best interests; and

                      (c) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

             (2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

             (3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

             (4) A corporation may not indemnify a director under this section:

                      (a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

                      (b) In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

             (5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

    Section 7-109-103.  Mandatory Indemnification of Directors.

                      Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

    Section 7-109-104.  Advance of Expenses to Directors.

             (1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

                      (a) The director furnishes the corporation a written affirmation of the director's good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

                      (b) The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

                      (c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

             (2) The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

             (3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

    Section 7-109-105.  Court-Ordered Indemnification of Directors.

             (1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

                      (a) If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

                      (b) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances , whether or not the director met the standard of conduct set forth in
Section 7-109-102 (1) or was adjudged liable in the circumstances described in
Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described
Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

    Section 7-109-106.  Determination and Authorization of Indemnification of
                        Directors.

             (1) A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

             (2) The determinations required by under subsection (1) of this section shall be made:

                      (a) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum.

                      (b) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

             (3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

                      (a) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

                      (b) By the shareholders.

             (4) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

    Section 7-109-107.  Indemnification of Officers, Employees, Fiduciaries,
                        and Agents.

             (1) Unless otherwise provided in the articles of incorporation:

                      (a) An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

                      (b) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

                      (c) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

    Section 7-109-108.  Insurance.

                      A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign corporation or other person or of an employee benefit plan, against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

     Section 7-109-109.  Limitation of Indemnification of Directors.

             (1) A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

             (2) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

    Section 7-109-110.  Notice to Shareholders of Indemnification of Director.

                      If a corporation indemnifies or advances expenses to a
             director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.


                                                      Bylaws of GWL&A

             Article II, Section 11.  Indemnification of Directors.
                                      ----------------------------

                      The Company may, by resolution of the Board of Directors,
             indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of the Company or any member or officer of any committee, and his heirs, executors and administrators, from and against all claims, liabilities, costs, charges and expenses whatsoever that any such director, officer, employee or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him for or in respect of any act, deed, matter or thing whatsoever made, done, or permitted by him in or about the execution of his duties of his office or employment with the Company, in or about the execution of his duties as a director or officer of another company which he so serves at the request and on behalf of the Company, or in or about the execution of his duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges and expenses that he sustains or incurs, in or about or in relation to any such duties or the affairs of the Company, the affairs of such Committee, except such claims, liabilities, costs, charges or expenses as are occasioned by his own willful neglect or default. The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of any subsidiary corporation of the Company on the same basis, and within the same constraints as, described in the preceding sentence.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.     Principal Underwriter

    (a) GWFS Equities, Inc. ("GWFS") currently distributes securities of Great-West Variable Annuity Account A, FutureFunds Series Account, and Pinnacle Series Account in addition to those of the Registrant.

    (b)      Directors and Officers of GWFS

                                                                                   Position and Offices
Name                          Principal Business Address                             with Underwriter
----                          --------------------------                           --------------------

Charles P. Nelson             (1)                                         Chairman and President

Richard K. Shaw               (1)                                         Director



Graham E. Seller              18101 Von Karman Ave.                       Director; Senior Vice President
                              Suite 1460                                  Major Accounts
                              Irvine, CA 92715

Gregory R. McDonald           (1)                                        Director


Thomas M. Connolloy           300 Broadacres Drive                       Vice President
                              Bloomfield, NJ 07003

William S. Harmon             (1)                                         Vice President

Kent A. Morris                500 North Central, Suite 220                Vice President
                              Glendale, CA 91203

Michael P. Sole               One North LaSalle, Suite 3200               Vice President
                              Chicago, IL 60602

Glen R. Derback               (1)                                         Treasurer


Beverly A. Byrne              8525 East Orchard Road                      Secretary and Chief Compliance
                              Greenwood Village, CO 80111                 Officer

Teresa L. Buckley             (1)                                         Compliance Officer

Mary C. Maiers                8525 East Orchard Road                      Investments Compliance Officer
                              Greenwood Village, CO 80111


------------

(1) 8515 E. Orchard Road, Greenwood Village, Colorado 80111

    (c) Commissions and other compensation received by Principal Underwriter during Registrant's last fiscal year:

                          Net
Name of               Underwriting              Compensation
Principal             Discounts and                  on                  Brokerage
Underwriter            Commissions               Redemption              Commissions        Compensation

GWFS                      -0-                        -0-                      -0-                -0-


Item 30.     Location of Accounts and Records

             All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through GWL&A, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31.     Management Services

             Not Applicable.

Item 32.              Undertakings

             (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

             (b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


(d) GWL&A represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GWL&A.




                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, State of Colorado, on this 16th day of February , 2005.

                                  MAXIM SERIES ACCOUNT
                                  (Registrant)



                                   By:      /s/ William T. McCallum
                                            William T. McCallum, President
                                            and Chief Executive Officer of
                                            Great-West Life & Annuity
                                            Insurance Company


                                   By:      GREAT-WEST LIFE & ANNUITY
                                            INSURANCE COMPANY
                                            (Depositor)



                                   By:      /s/ William T. McCallum
                                            William T. McCallum, President
                                            and Chief Executive Officer

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

/s/ R. Gratton
R. Gratton*                                 Chairman of the Board               February 16, 2005


/s/ W.T. McCallum
W.T. McCallum                               President, Chief Executive          February 16, 2005
                                            Officer and Director

/s/ M.T.G. Graye
M.T.G. Graye                                Executive Vice President &          February 16, 2005
                                            Chief Financial Officer


/s/ J. Balog
J. Balog*                                   Director                            February 16, 2005

/s/ J.W. Burns
J.W. Burns*                                 Director                            February 16, 2005


/s/ O.T. Dackow
O.T. Dackow*                                Director                            February 16, 2005


/s/ A. Desmarais
A. Desmarais*                               Director                            February 16, 2005


/s/ P. Desmarais
P. Desmarais, Jr.*                          Director                            February 16, 2005


/s/ K.P. Kavanagh
K.P. Kavanagh*                              Director                            February 16, 2005


/s/ W. Mackness
W. Mackness*                                Director                            February 16, 2005


/s/ J.E.A. Nickerson
J.E.A. Nickerson*                           Director                            February 16, 2005



D.A. Nield                                  Director


/s/ M. Plessis-Belair
M. Plessis-Belair*                          Director                            February 16, 2005


/s/ B.E. Walsh
B.E. Walsh*                                 Director                            February 16, 2005



*By:     /s/ D.C. Lennox
D. C. Lennox, Attorney-in-fact pursuant to Powers of Attorney incorporated by reference to Registrant's initial Registration Statement on Form N-4 (File No. 333-44839) filed on January 23, 1998.